ReliaStar Life Insurance Company and its Separate Account N
ING Encore/ING Encore Flex
Supplement dated June 14, 2010 to the Contract Prospectus, dated April 30, 2010.
The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	Effective June 1, 2010, the name of the subadviser for ING Van Kampen Comstock Portfolio, ING Van
Kampen Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio changed from
Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) to Invesco Advisers, Inc.

2.	Effective as of the date noted above, the information for the funds referenced above appearing in the Contract
Prospectus under Appendix IV–Fund Descriptions is hereby deleted and replaced with the following:

Fund Name and Investment Adviser/Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Van Kampen	Seeks capital growth and income.
Comstock Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
ING Partners, Inc. – ING Van Kampen Equity	Seeks total return, consisting of long-term capital
and Income Portfolio	appreciation and current income.
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
ING Investors Trust - ING Van Kampen	Seeks long-term growth of capital and income.
Growth and Income Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.

X.120636-10A	June 2010